SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   October 20, 1999

                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Kentucky                  0-18832              61-1168311
(State or other jurisdiction     (Commission         (I.R.S. Employer
     of incorporation)           File Number)        Identification No.)


2323 Ring Road, Elizabethtown, Kentucky                     42701
(Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area cod:  (502)765-2131


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On September 28, 1999 the registrant's Board of Directors authorized establishment of a stock repurchase program pursuant to which the registrant may repurchase up to 392,962 shares of its common stock, which represents approximately 10% of its outstanding stock, from time to time in the open market. Such stock purchases are expected to be completed within 18 months. For information regarding the repurchase program, reference is made to the registrant's press release dated October 14, 1999 which is attached hereto as
Exhibit 28.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forms Financial Information and Exhibits

         Exhibit 28.1 - Press Release dated October 14, 1999.

EXHIBIT 28.1                          NEWS RELEASE

                                     For Immediate Release - October 14, 1999
                                     Contact:     B. Keith Johnson
                                                  President & C.E.O.

                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                     ANNOUNCES NEW STOCK REPURCHASE PROGRAM


ELIZABETHTOWN, Kentucky (October 14, 1999) - First Federal Financial Corporation of Kentucky (NASDAQ symbol "FFKY") announced today that it is commencing another stock repurchase program to acquire up to 10% of the corporation's currently outstanding shares of common stock. The program will be dependent upon market conditions and S.E.C. regulations, and there is no guarantee as to the exact number of shares to be repurchased by the corporation.

B. Keith Johnson, President and C.E.O. stated, "The corporation's previous repurchase programs have been very successful. The programs, which began in 1995, have repurchased a total of 605,545 shares and have resulted in an enhancement to earnings per share. Due to these successes, the Board of Directors has decided to implement a new 18-monh stock repurchase program."

According to Mr. Johnson, the repurchase generally would be effected through open market purchases, although he did not rule out the possibility of unsolicited negotiated transactions or other types of repurchases.

The common stock of First Federal Financial Corporation is traded on the NASDAQ system under the symbol "FFKY." Market makers for the stock are Capital Resources, Inc.-J.J.B. Hilliard, W.L. Lyons, Inc.-and Stifel, Nicholaus & Company, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST FEDERAL FINANCIAL CORPORATION
                                   OF KENTUCKY



                                            BY:  B. Keith Johnson
                                            -----------------------
                                            B. Keith Johnson
                                            President & Chief Executive Officer
Date:  October 20, 1999